Exhibit 99.2
Supplemental Operating and Financial Data
for the Quarter ended September 30, 2005

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Third Quarter 2005
Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of North America’s largest owners and operators of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 52 office properties totaling approximately 37 million square feet concentrated in the metropolitan areas of seven major U.S. cities. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Additional Financial Information	5
Same-Property Performance	6
Unconsolidated Real Estate Joint Venture Financial Information	7-8
Office Portfolio Analysis	9-14
Property Listing	15
Mortgage Debt and Other Loans	16-17
Discontinued Operations	18
2005 Acquisition / Disposition Summary	19

Appendix:
A) Financial Information	20
This report contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. We intend these forward-looking statements, which are not guarantees of future performance and financial condition, to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described under “Item 1. Business — Risk Factors” in our 2004 Form 10-K, filed with the Securities and Exchange Commission on March 11, 2005, as the same may be supplemented from time to time. These factors include, without limitation, the following: changes in national and local economic conditions, including those economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; Canadian tax laws that affect treatment of investment in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with changes in market conditions; the sale or other disposition of shares of our common stock owned by Trizec Canada Inc.; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

Investor Information

Third Quarter 2005

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
10 S. Riverside Plaza, Suite 1100	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017

	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer
Brian Lipson	Chief Investment Officer

Research Coverage:
Goldman Sachs	Carey Callaghan	(212) 902-4351
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Harris / Alexander Goldfarb	(212) 526-1790/5232
Merrill Lynch	Steve Sakwa	(212) 449-0335
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian	(416) 869-6595
CIBC World Markets	Rossa O’Reilly	(416) 594-7296
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani	(416) 983-9640

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	MSCI U.S. REIT Index
Wilshire REIT Index
Russell 1000 Index
Dividend per share:

	Amount	Declared	Record	Paid

Q4-04:	$0.20	10-Dec	31-Dec	18-Jan
Q1-05:	$0.20	10-Mar	31-Mar	15-Apr
Q2-05:	$0.20	14-Jun	30-Jun	15-Jul
Q3-05:	$0.20	13-Sep	30-Sep	17-Oct

Shares outstanding (September 30, 2005) :	156,191,080

Total Market Cap ($ mil. at September 30, 2005) :	6,331
Share Activity (NYSE):
 Source: Bloomberg

					12 Months
					Ended
	Q4-04	Q1-05	Q2-05	Q3-05	9/30/2005

Share Prices:
High	19.05	19.85	20.61	23.73	23.73
Low	15.75	17.26	18.65	20.40	15.75
Close	18.92	19.00	20.57	23.06	23.06

Avg. Daily Vol. (000’s):	893	479	500	498	593

Investor Relations:	Dennis C. Fabro	Transfer Agent:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations		Newport Office Center VII
	10 S. Riverside Plaza, Suite 1100		480 Washington Boulevard
	Chicago, IL 60606		Jersey City, NJ 07310
	Tel: (312) 798-6290 Fax: (312) 798-6270		Toll Free: (800) 852-0037
	E-mail: dennis.fabro@trz.com		E-mail: shrrelations@melloninvestor.com

Financial Highlights

($000’s, except per share amounts)

		Three Months Ended			Nine Months Ended
		30-Sep-05	30-Sep-04	% Change	30-Sep-05	30-Sep-04	% Change

Consolidated Property Revenues		$189,887	$166,698	14%	$541,108	$485,340	11%

Operating Expenses		68,027	54,396	25%	183,877	161,802	14%
Property Taxes		22,069	18,368	20%	66,215	54,249	22%

Consolidated Property Expenses		$90,096	$72,764	24%	$250,092	$216,051	16%

Consolidated Property Revenues Less Property Expenses		$99,791	$93,934	6%	$291,016	$269,289	8%
Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)		13,547	13,708	-1%	41,088	41,245	0%
Property Revenues Less Property Expenses from Discontinued Operations		6,076	21,415	-72%	26,818	75,677	-65%

Total Property Revenues Less Property Expenses		$119,414	$129,057	-7%	$358,922	$386,211	-7%

Net Income (Loss) Available to Common Stockholders		$31,317	$48,150	-35%	$101,795	$(6,709)	N/A

Net Income (Loss) Available to Common Stockholders per Weighted Average Common Share Outstanding	Basic	$0.20	$0.32	-37%	$0.66	$(0.04)	N/A

	Diluted	$0.20	$0.31	-37%	$0.65	$(0.04)	N/A

Funds from Operations Available to Common Stockholders (FFO) [1]		$62,515	$74,537	-16%	$202,041	$77,136	162%

FFO per share	Basic	$0.40	$0.49	-18%	$1.31	$0.51	157%

	Diluted	$0.39	$0.49	-19%	$1.28	$0.50	154%

Weighted Average Common Shares Outstanding:
Basic		155,519,138	151,762,294		154,390,881	151,499,708

Diluted		158,826,905	153,351,683		157,545,850	152,983,497

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

Segmented Financial Information

($000’s)	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

Three Months Ended
								Secondary	Total	Corporate
	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York	Washington, D.C.	Markets	Office	& Other	Total
September 30, 2005
Property revenues	$19,745	17,789	22,293	30,488	32,327	52,920	36,460	15,887	227,909	2,245	$230,154
Property expenses	(7,994)	(8,417)	(12,731)	(16,754)	(14,656)	(26,695)	(13,840)	(8,888)	(109,975)	(765)	(110,740)

Property revenues less property expenses	$11,751	9,372	9,562	13,734	17,671	26,225	22,620	6,999	117,934	1,480	$119,414

September 30, 2004
Property revenues	$22,557	19,081	22,460	31,349	18,846	57,587	29,927	32,209	234,016	3,791	$237,807
Property expenses	(8,923)	(8,516)	(11,249)	(15,158)	(8,580)	(27,714)	(11,391)	(18,003)	(109,534)	784	(108,750)

Property revenues less property expenses	$13,634	10,565	11,211	16,191	10,266	29,873	18,536	14,206	124,482	4,575	$129,057

Nine Months Ended

September 30, 2005
Property revenues	$58,738	55,548	64,851	87,769	83,060	153,874	104,354	52,166	660,360	7,569	$667,929
Property expenses	(23,814)	(25,490)	(35,333)	(45,999)	(37,677)	(75,233)	(38,693)	(29,005)	(311,244)	2,237	(309,007)

Property revenues less property expenses	$34,924	30,058	29,518	41,770	45,383	78,641	65,661	23,161	349,116	9,806	$358,922

September 30, 2004
Property revenues	$67,081	55,916	67,048	92,673	47,117	163,145	87,905	104,400	685,285	28,140	$713,425
Property expenses	(26,727)	(25,580)	(35,193)	(44,923)	(21,603)	(74,810)	(33,245)	(56,980)	(319,061)	(8,153)	(327,214)

Property revenues less property expenses	$40,354	30,336	31,855	47,750	25,514	88,335	54,660	47,420	366,224	19,987	$386,211

Consolidated Balance Sheet Information

Third Quarter 2005
Real Estate

($000’s — As of September 30, 2005)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total
Rental properties	$4,406,953	$226,913	$4,633,866
Properties held for development	24,430	—	24,430
Accumulated depreciation	(622,813)	(40,164)	(662,977)

Real Estate, net	$3,808,570	$186,749	$3,995,319

Rental Properties	Net Book Value

Held for the long term	$3,784,140
Held for disposition[1]	186,749

Total Rental Properties	$3,970,889

Properties Held for Development	Net Book Value

Buckhead Land	$12,796
Other	11,634

Total Properties Held for Development	$24,430

(1)	Properties included in the “Held for disposition” category are listed on page 18 under the tables “Properties Designated as Discontinued Operations” but exclude properties that were disposed of during 2004 and the nine months ended September 30, 2005.
Other Assets and Investments

($000’s — As of September 30, 2005)

Cash and cash equivalents	$15,330
Escrows and restricted cash	93,025
Investment in unconsolidated real estate joint ventures	116,296
Office tenant receivables, net	16,318
Deferred rent receivables, net	137,637
Other receivables, net	11,961
Deferred charges, net	120,285
Prepaid expenses and other assets, net	228,619

Total Other Assets and Investments	$739,471

Other Liabilities

($000’s — As of September 30, 2005)

Trade, construction and tenant improvements payables	$18,230
Accrued interest expense	7,254
Accrued operating expenses and property taxes	97,903
Other accrued liabilities	185,893
Dividends payable	32,731
Taxes payable	35,513

Total Other Liabilities	$377,524

Additional Financial Information

Third Quarter 2005
Straight-Line Adjustment Summary

($000’s)

	Three Months Ended		Nine Months Ended
	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Continuing Operations	$2,288	$4,086	$7,448	$12,511
Discontinued Operations	(10)	712	437	3,511
Pro Rata Share of Unconsolidated JVs	414	947	1,431	2,694

Total	$2,692	$5,745	$9,316	$18,716

FAS 141 Impact on Rental Revenue Summary 1

($000’s)

	Three Months Ended		Nine Months Ended
	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Continuing Operations	$1,014	$150	$2,446	$370
Discontinued Operations	—	—	—	—
Pro Rata Share of Unconsolidated JVs	—	—	—	—

Total	$1,014	$150	$2,446	$370

[1]	Represents net amortization of above-and-below market leases amortized over the terms of the respective leases in place at the property acquisition dates. This policy has been in effect for acquisitions since July 1, 2001. The unamortized portion of above market leases totaling $8.2 million is included in Prepaid expenses and other assets and the unamortized portion of below market leases totaling $74.1 million is included in Other accrued liabilities as of September 30, 2005.
Termination Fee Revenue Summary

($000’s)

	Three Months Ended		Nine Months Ended
	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04
Continuing Operations	$1,954	$3,197	$5,828	$5,131
Discontinued Operations	99	308	391	5,296
Pro Rata Share of Unconsolidated JVs	47	(8)	115	(5)

Total	$2,100	$3,497	$6,334	$10,422

Same-Property Performance

Third Quarter 2005
Same-Property Revenues Less Expenses 1

($000’s)

	Three Months Ended				Nine Months Ended
	30-Sep				30-Sep
			Change				Change
	2005	2004	$	%	2005	2004	$	%
Including impact of straight-line rent
Property revenues excl. termination fees	$196,943	$192,858	$4,085	2.1%	$581,195	$564,167	$17,028	3.0%
Property expenses	(97,653)	(91,486)	(6,167)	6.7%	(279,969)	(259,876)	(20,093)	7.7%

Property revenues excl. termination fees less property expenses	$99,290	$101,372	$(2,082)	-2.1%	$301,226	$304,291	$(3,065)	-1.0%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$194,392	$187,512	$6,880	3.7%	$572,875	$547,083	$25,792	4.7%
Property expenses	(96,476)	(91,019)	(5,457)	6.0%	(277,252)	(257,925)	(19,327)	7.5%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$97,916	$96,493	$1,423	1.5%	$295,623	$289,158	$6,465	2.2%

Same-Property Occupancy 1

	30-Sep
	2005	2004	Change
Period End	87.7%	88.3%	-0.6%
Average — Quarter	87.7%	88.2%	-0.5%
— YTD	88.3%	87.9%	0.4%
No. of properties represented: 48

(1)	Including properties held for disposition and Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

Third Quarter 2005
Unconsolidated Real Estate Joint Venture Assets

(As of September 30, 2005)

	Property	Location	Ownership	Occupancy [1]	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	84.4%	1,531,000	765,000
2.	Plaza of the Americas	Dallas, TX	50%	67.6%	1,176,000	588,000
3.	Kellogg Brown & Root Tower	Houston, TX	50%	86.7%	1,048,000	524,000
4.	Marina Towers	Los Angeles, CA	50%	82.0%	381,000	191,000
5.	The Grace Building	New York, NY	50%	98.3%	1,518,000	758,000
6.	1411 Broadway	New York, NY	50%	94.2%	1,146,000	572,000
7.	1460 Broadway	New York, NY	50%	99.1%	215,000	107,000
8.	Waterview Land	Arlington, VA	25%	NA	NA	NA

	Total			86.8%	7,015,000	3,505,000
Statement of Operations

($000’s)

	Three Months Ended		Nine Months Ended
	September 30, 2005		September 30, 2005
	100%	TRZ [2]	100%	TRZ [2]
Property revenues	$54,014	$26,761	$158,686	$78,708

Expenses
Property expenses	26,369	13,214	75,108	37,620
Depreciation and amortization	6,285	4,172	18,402	11,656

Total expenses	32,654	17,386	93,510	49,276

Interest expense	(12,649)	(6,319)	(36,398)	(18,187)
Interest and other income	467	241	1,209	629

Net income	$9,178	$3,297	$29,987	$11,874

Property revenues less property expenses	$27,645	$13,547	$83,578	$41,088

(1)	Total occupancy as shown is weighted average based on owned area.

(2)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

Third Quarter 2005
Balance Sheets

($000’s — As of September 30, 2005)

	100%	TRZ [1]
Assets
Real Estate
Rental properties	$596,070	470,653
Properties held for development	70,974	17,498
Accumulated depreciation	(130,911)	(77,654)

Real Estate, net	536,133	410,497
Other Assets
Cash & restricted cash	77,922	38,577
Deferred rent receivables, net	59,940	26,838
Deferred charges, net	49,713	26,763
Other	47,853	18,228

Total Assets	$771,561	$520,903

Liabilities
Mortgage debt	$880,310	$427,036
Other Liabilities
Accrued operating expenses and property taxes	22,575	7,310
Trade, construction and TI payables	7,545	3,464
Other accrued liabilities	21,456	11,195

Partners’ equity	(160,325)	116,296
Distributions in excess of investment in unconsolidated joint venture	—	(44,398)

Total Liabilities and Equity	$771,561	$520,903

(1)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.
Properties Under Development

($000’s — As of September 30, 2005)

		100%	TRZ [1]
Waterview Land	Arlington, VA	$70,974	$17,498
Mortgage and Other Debt Maturities 1

($000’s — As of September 30, 2005)

		Weighted
	Amount	Average Rate
2005	$53,795	4.52%
2006	12,745	5.31%
2007	16,108	7.70%
2008	3,818	5.53%
2009	16,579	5.46%
Beyond	323,991	5.48%

Total	$427,036	5.44%

Office Portfolio Analysis

Third Quarter 2005	(Includes discontinued operations)
Based on Pro Rata Share of Owned Area

(As of September 30, 2005)

		Market Distribution		Occupancy		Gross Rent
	No. of	Owned Area [1]		Period	Qtr
	Properties	000's sq. ft.	%	End	Average	In-Place [2]	Market [3]

Core Markets
Atlanta	5	3,481	10%	90.2%	89.8%	$22.70	$20.30
Chicago	4	2,434	7%	89.7%	89.1%	28.50	27.30
Dallas	4	4,510	13%	85.8%	86.0%	19.70	18.70
Houston	5	5,645	17%	84.3%	84.5%	20.10	19.30
Los Angeles Area	5	4,340	13%	88.8%	88.1%	29.50	31.70
New York Area	6	5,615	17%	92.6%	92.6%	34.80	39.10
Washington D.C. Area	19	4,833	14%	88.7%	89.6%	28.70	30.00

Total Core Markets	48	30,858	91%	88.4%	88.5%	$26.50	$27.00

Total Secondary Markets	4	2,951	9%	84.0%	83.5%	$16.40	$17.80

Total Office Properties	52	33,809	100%	88.0%	88.0%	$25.70	$26.20

Based on Total Area

		Market Distribution		Occupancy		Gross Rent
	No. of	Total Area		Period	Qtr
	Properties	000's sq. ft.	%	End	Average	In-Place [2]	Market [3]

Consolidated Properties	45	30,315	81%	88.2%	88.7%	$25.00	$25.40
Unconsolidated JV Properties	7	7,015	19%	86.9%	86.3%	31.70	33.10

Total Office Properties	52	37,330	100%	87.9%	88.3%	$26.20	$26.80

(1)	For the purposes of this table and elsewhere in this report, “owned area” is the sum of the total square footage of all of our consolidated properties and our pro rata share of the square footage of our unconsolidated joint venture properties calculated based on our ownership interest in such joint ventures.

(2)	Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

Third Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Office Portfolio Leasing Activity 1

	Three Months Ended		Nine Months Ended
	30-Sep-05		30-Sep-05
	Owned Area	Total Area	Owned Area	Total Area
New Leases	540,373	601,160	1,623,118	1,808,865
Renewals	478,472	493,391	2,172,217	2,343,777
Expiries	(1,012,339)	(1,074,983)	(4,328,411)	(4,686,123)

Net	6,506	19,568	(533,076)	(533,481)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	7.0	7.0	7.7	7.7

Avg. Rental Rate on new/renewal leasing [2]	$22.43	$23.42	$23.60	$24.35
Avg. Rental Rate on expiring leases [2]	25.26	26.27	24.32	25.07

Rental Rate Change on leasing [2]	($2.83)	($2.85)	($0.72)	($0.72)

	-11.2%	-10.8%	-3.0%	-2.9%

(1)	In square feet unless otherwise noted.

(2)	Per square foot, excludes straight-line rent.

	Three Months Ended			Nine Months Ended
	30-Sep-05			30-Sep-05
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$4,356	$481	$4,837	$10,797	$1,208	$12,005
Non-Recurring	2,008	40	2,048	5,245	467	5,712

Total	$6,364	$521	$6,885	$16,042	$1,675	$17,717

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.14	$0.14	$0.14	$0.36	$0.34	$0.36
Non-Recurring	0.07	0.01	0.06	0.17	0.13	0.17

Total	$0.21	$0.15	$0.20	$0.53	$0.47	$0.53

Tenant Installation Costs[3]:
Non-incremental revenue generating	$11,842	$2,043	$13,885	$51,933	$5,921	$57,854
Incremental revenue generating - Space vacant > 12 months	2,805	350	3,155	11,621	678	12,299
Acquisitions and Developments	241	—	241	578	—	578

Total	$14,888	$2,393	$17,281	$64,132	$6,599	$70,731

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$15.83	$31.66	$17.08	$18.22	$18.08	$18.21
Incremental revenue generating	16.26	32.13	17.13	20.96	24.31	21.12

Total	$15.91	$31.73	$17.09	$18.69	$18.56	$18.68

(3)	Based on owned area and office leasing activity at Trizec’s pro rata share.

Office Portfolio Analysis

Third Quarter 2005	(Includes discontinued operations)
Scheduled Annual Expirations1

(As of September 30, 2005)

Core Markets		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Atlanta	sq. ft. 000's	72	418	511	346	354	302	529	223	71	92
	% of owned area	2.1%	12.0%	14.7%	9.9%	10.2%	8.7%	15.2%	6.4%	2.0%	2.6%
	Rate per sq. ft.	$21.67	$23.26	$22.54	$23.24	$22.09	$23.17	$29.30	$32.51	$24.87	$19.99
Chicago	sq. ft. 000's	33	293	58	41	29	322	366	130	105	154
	% of owned area	1.4%	12.0%	2.4%	1.7%	1.2%	13.2%	15.0%	5.3%	4.3%	6.3%
	Rate per sq. ft.	29.13	23.44	30.51	32.07	25.52	34.17	35.72	31.72	29.96	30.63
Dallas	sq. ft. 000's	147	303	670	344	300	430	195	167	625	329
	% of owned area	3.3%	6.7%	14.9%	7.6%	6.7%	9.5%	4.3%	3.7%	13.9%	7.3%
	Rate per sq. ft.	23.66	20.77	18.07	20.07	21.72	23.09	21.95	20.40	19.85	15.89
Houston	sq. ft. 000's	91	266	593	555	228	984	457	538	361	85
	% of owned area	1.6%	4.7%	10.5%	9.8%	4.0%	17.4%	8.1%	9.5%	6.4%	1.5%
	Rate per sq. ft.	19.07	20.83	19.64	23.61	22.28	19.48	22.31	24.80	17.91	20.77
Los Angeles Area	sq. ft. 000's	62	634	196	335	115	404	380	675	49	364
	% of owned area	1.4%	14.6%	4.5%	7.7%	2.6%	9.3%	8.8%	15.6%	1.1%	8.4%
	Rate per sq. ft.	28.32	34.71	27.88	30.25	30.74	31.59	20.55	34.61	40.54	33.35
New York Area	sq. ft. 000's	155	285	184	250	744	404	143	222	137	124
	% of owned area	2.8%	5.1%	3.3%	4.5%	13.3%	7.2%	2.5%	4.0%	2.4%	2.2%
	Rate per sq. ft.	42.47	39.05	34.86	39.85	31.68	36.38	49.20	44.81	52.00	44.78
Washington D.C. Area	sq. ft. 000's	64	314	708	591	591	452	138	435	126	301
	% of owned area	1.3%	6.5%	14.6%	12.2%	12.2%	9.4%	2.9%	9.0%	2.6%	6.2%
	Rate per sq. ft.	24.49	33.12	32.92	32.04	28.57	22.39	42.28	30.81	38.70	27.38
Total Core Markets	sq. ft. 000's	624	2,513	2,920	2,462	2,361	3,298	2,208	2,390	1,474	1,449
	% of owned area	2.0%	8.1%	9.5%	8.0%	7.7%	10.7%	7.2%	7.7%	4.8%	4.7%
	Rate per sq. ft.	$28.27	$28.63	$24.74	$27.78	$27.17	$25.68	$28.86	$31.31	$25.62	$27.25
Total Secondary Markets	sq. ft. 000's	51	424	233	293	650	150	96	24	110	329
	% of owned area	1.7%	14.4%	7.9%	9.9%	22.0%	5.1%	3.3%	0.8%	3.7%	11.1%
	Rate per sq. ft.	$22.22	$23.01	$16.99	$15.79	$13.87	$14.26	$13.90	$13.72	$25.03	$15.08
Total — Owned Area [2,3]	sq. ft. 000's	675	2,937	3,153	2,755	3,011	3,448	2,304	2,414	1,584	1,778
	% of owned area	2.0%	8.7%	9.3%	8.1%	8.9%	10.2%	6.8%	7.1%	4.7%	5.3%
	Rate per sq. ft.	$27.81	$27.82	$24.16	$26.51	$24.30	$25.18	$28.24	$31.14	$25.58	$25.00
Consolidated Area	sq. ft. 000's	511	2,685	2,818	2,503	2,814	2,939	2,130	2,084	1,393	1,575
	% of total area	1.7%	8.9%	9.3%	8.3%	9.3%	9.7%	7.0%	6.9%	4.6%	5.2%
	Rate per sq. ft.	$23.59	$27.40	$24.18	$25.52	$23.60	$23.63	$27.72	$29.78	$23.24	$23.80
Unconsolidated JV Area [4]	sq. ft. 000's	319	479	581	464	352	894	303	660	388	358
	% of total area	4.5%	6.8%	8.3%	6.6%	5.0%	12.7%	4.3%	9.4%	5.5%	5.1%
	Rate per sq. ft.	$41.33	$32.13	$22.96	$36.47	$33.65	$34.36	$33.07	$39.86	$42.83	$33.92
Total Area[5]	sq. ft. 000's	830	3,164	3,399	2,967	3,166	3,833	2,433	2,744	1,781	1,933
	% of total area	2.2%	8.5%	9.1%	7.9%	8.5%	10.3%	6.5%	7.4%	4.8%	5.2%
	Rate per sq. ft.	$30.41	$28.12	$23.97	$27.23	$24.72	$26.13	$28.39	$32.20	$27.51	$25.67

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

Third Quarter 2005	(Includes discontinued operations)
Scheduled Quarterly Expirations1

(As of September 30, 2005)

Core Markets		Q4-05	2005	Q1-06	Q2-06	Q3-06	Q4-06	2006
Atlanta	sq. ft. 000's	72	72	174	148	36	60	418
	% of owned area	2.1%	2.1%	5.0%	4.3%	1.0%	1.7%	12.0%
	Rate per sq. ft.	$21.67	$21.67	$23.62	$23.34	$21.68	$22.98	$23.26
Chicago	sq. ft. 000's	33	33	235	22	34	2	293
	% of owned area	1.4%	1.4%	9.7%	0.9%	1.4%	0.1%	12.0%
	Rate per sq. ft.	29.13	$29.13	21.68	23.07	35.10	35.52	$23.44
Dallas	sq. ft. 000's	147	147	93	66	39	105	303
	% of owned area	3.3%	3.3%	2.1%	1.5%	0.9%	2.3%	6.7%
	Rate per sq. ft.	23.66	$23.66	22.35	18.64	21.78	20.33	$20.77
Houston	sq. ft. 000's	91	91	89	124	2	51	266
	% of owned area	1.6%	1.6%	1.6%	2.2%	0.0%	0.9%	4.7%
	Rate per sq. ft.	19.07	$19.07	18.46	22.01	22.87	22.00	$20.83
Los Angeles Area	sq. ft. 000's	62	62	408	12	121	93	634
	% of owned area	1.4%	1.4%	9.4%	0.3%	2.8%	2.1%	14.6%
	Rate per sq. ft.	28.32	$28.32	36.54	29.17	27.13	37.23	$34.71
New York Area	sq. ft. 000's	155	155	70	147	22	46	285
	% of owned area	2.8%	2.8%	1.2%	2.6%	0.4%	0.8%	5.1%
	Rate per sq. ft.	42.47	$42.47	38.73	38.20	54.92	34.69	$39.05
Washington D.C. Area	sq. ft. 000's	64	64	103	83	77	51	314
	% of owned area	1.3%	1.3%	2.1%	1.7%	1.6%	1.1%	6.5%
	Rate per sq. ft.	24.49	$24.49	35.40	33.18	28.96	34.70	$33.12
Total Core Markets	sq. ft. 000's	624	624	1,172	602	331	408	2,513
	% of owned area	2.0%	2.0%	3.8%	2.0%	1.1%	1.3%	8.1%
	Rate per sq. ft.	$28.27	$28.27	$29.17	$27.64	$28.97	$28.27	$28.63
Total Secondary Markets	sq. ft. 000's	51	51	342	36	18	28	424
	% of owned area	1.7%	1.7%	11.6%	1.2%	0.6%	0.9%	14.4%
	Rate per sq. ft.	$22.22	$22.22	$24.08	$20.20	$19.82	$15.65	$23.01
Total — Owned Area[2,3]	sq. ft. 000's	675	675	1,514	638	349	436	2,937
	% of owned area	2.0%	2.0%	4.5%	1.9%	1.0%	1.3%	8.7%
	Rate per sq. ft.	$27.81	$27.81	$28.02	$27.22	$28.50	$27.46	$27.82
Consolidated Area	sq. ft. 000's	511	511	1,416	582	319	368	2,685
	% of total area	1.7%	1.7%	4.7%	1.9%	1.1%	1.2%	8.9%
	Rate per sq. ft.	$23.59	$23.59	$27.76	$26.19	$26.94	$28.34	$27.40
Unconsolidated JV Area [4]	sq. ft. 000's	319	319	179	110	62	128	479
	% of total area	4.5%	4.5%	2.6%	1.6%	0.9%	1.8%	6.8%
	Rate per sq. ft.	$41.33	$41.33	$31.20	$38.11	$44.71	$22.18	$32.13
Total Area[5]	sq. ft. 000's	830	830	1,595	692	381	496	3,164
	% of total area	2.2%	2.2%	4.3%	1.9%	1.0%	1.3%	8.5%
	Rate per sq. ft.	$30.41	$30.41	$28.15	$28.08	$29.83	$26.75	$28.12

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

Third Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Market Distribution1

	Three Months Ended	Nine Months Ended
	30-Sep-05	30-Sep-05
Core Markets:
Atlanta	10%	10%
Chicago	8%	9%
Dallas	8%	8%
Houston	12%	12%
Los Angeles Area	15%	13%
New York Area	22%	23%
Washington D.C. Area	19%	19%

Total Core Markets	94%	94%

Total Secondary Markets	6%	6%

Total	100%	100%

(1)	Based on property revenues less property expenses.
Top 10 Assets
(As of September 30, 2005)

		% of Owned	% of Net
		Area	Rent[1]

One New York Plaza	New York, NY	7%	9%
Allen Center	Houston, TX	9%	8%
Bank of America Plaza	Los Angeles, CA	4%	5%
The Grace Building (50%)	New York, NY	2%	5%
Figueroa at Wilshire[2]	Los Angeles, CA	3%	4%
Ernst & Young Plaza	Los Angeles, CA	4%	4%
Galleria Towers	Dallas, TX	4%	4%
Newport Tower	Jersey City, NJ	3%	3%
1411 Broadway (50%)	New York, NY	2%	3%
One Alliance Center	Atlanta, GA	2%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

(2)	Figueroa at Wilshire represents annualized rent since date of acquisition.

Office Portfolio Analysis

Third Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Tenant Mix by Industry
(As of September 30, 2005)

Industry	% of Owned Area

Banking / Securities Brokers	19%
Legal Services	13%
Oil and Gas	7%
Misc. Business Services	6%
Computers / Communications	6%
Wholesalers / Retailers	5%
Insurance / Non Bank Financial	5%
Government	4%
Accounting	4%
Engineering and Architectural	4%

Number of tenants:	1,910

Average remaining lease term (years):	5.9

Top 20 Tenants
(As of September 30, 2005)

	% of Owned	% of Gross
Tenant	Area	Rent[1]

Wachovia Securities Financial Holdings	4.2%	5.8%
GSA	2.7%	3.8%
The Goldman Sachs Group	1.7%	2.5%
Bank of America	2.4%	2.1%
Continental Airlines	2.2%	2.0%
Fried, Frank, Harris	1.1%	1.8%
Ernst & Young	1.1%	1.7%
Devon Energy Corporation	1.5%	1.7%
The Capital Group Corporation	1.0%	1.3%
JP Morgan Chase	0.9%	1.2%
Bank of the West	0.7%	1.2%
Kellogg Brown & Root Inc.	1.5%	1.1%
Jones Apparel Group Inc.	0.6%	1.1%
Merrill Lynch Corporation	0.9%	1.0%
Amerada Hess	1.0%	1.0%
Time Warner	0.4%	1.0%
Coudert Brothers	0.5%	0.9%
KPMG LLP	0.5%	0.8%
Wells Fargo Bank, N.A.	1.3%	0.8%
S1 Corporation	0.5%	0.8%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.
Lease Stratification
(As of September 30, 2005)

	Occupied	% of Total	No. of	% of Total No.
Lease Size (sq. ft.)	Area[1]	Occupied Area	Leases[2]	of Leases

0-2,500	1,064,000	3.2%	942	41.6%
2,501-5,000	1,431,000	4.4%	396	17.5%
5,001-10,000	2,552,000	7.8%	360	15.9%
10,001-25,000	4,712,000	14.4%	300	13.2%
25,001-50,000	4,868,000	14.8%	145	6.4%
50,001-100,000	4,469,000	13.6%	64	2.8%
100,001 +	13,712,000	41.8%	59	2.6%

Total	32,808,000	100.0%	2,266	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing

Third Quarter 2005
Property Listing
(As of September 30, 2005)

		Total Area	Owned Area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy [2,3]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	94.8%
Colony Square	Atlanta, GA	837,000	837,000	84.8%
The Palisades	Atlanta, GA	627,000	627,000	88.9%
One Alliance Center	Atlanta, GA	558,000	558,000	99.9%
Midtown Plaza	Atlanta, GA	504,000	504,000	81.7%

Total — Atlanta	(5 properties)	3,481,000	3,481,000	90.2%

Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	93.8%
10 South Riverside	Chicago, IL	685,000	685,000	90.7%
120 South Riverside	Chicago, IL	685,000	685,000	80.8%
550 West Washington	Chicago, IL	372,000	372,000	96.2%

Total — Chicago	(4 properties)	2,434,000	2,434,000	89.7%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	85.9%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	84.4%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	93.8%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	67.6%

Total — Dallas	(4 properties)	5,864,000	4,510,000	85.8%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	87.0%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	77.5%
Continental Center II	Houston, TX	449,000	449,000	87.9%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	86.7%
500 Jefferson	Houston, TX	390,000	390,000	73.1%

Total — Houston	(5 properties)	6,169,000	5,645,000	84.3%

Los Angeles Area
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	91.0%
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	88.5%
Figueroa at Wilshire	Los Angeles, CA	1,039,000	1,039,000	88.4%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	82.0%
Landmark Square	Long Beach, CA	443,000	443,000	86.8%

Total — Los Angeles Area	(5 properties)	4,530,000	4,340,000	88.8%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	95.6%
The Grace Building (50%)	New York, NY	1,518,000	758,000	98.3%
1411 Broadway (50%)	New York, NY	1,146,000	572,000	94.2%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	93.3%
1460 Broadway (50%)	New York, NY	215,000	107,000	99.1%
Newport Tower	Jersey City, NJ	1,061,000	1,061,000	79.4%

Total — New York Area	(6 properties)	7,063,000	5,615,000	92.6%

Washington, D.C. Area
1200 K Street, N.W.	Washington, D.C.	389,000	389,000	98.4%
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	96.1%
Watergate Office Building	Washington, D.C.	261,000	261,000	95.1%
2001 M Street (98%)	Washington, D.C.	229,000	224,000	100.0%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	98.0%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	87.1%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	93.7%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.6%

Washington, D.C.	(9 properties)	2,033,000	2,028,000	96.1%

Bethesda Crescent	Bethesda, MD	269,000	269,000	77.3%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	99.1%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	91.0%

Suburban Maryland	(3 properties)	1,122,000	1,122,000	88.9%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	95.0%
Two Ballston Plaza	Arlington, VA	223,000	223,000	99.9%
1550 Wilson Boulevard	Arlington, VA	136,000	136,000	83.8%
1560 Wilson Boulevard	Arlington, VA	126,000	126,000	64.0%
12010 Sunrise Valley Drive	Reston, VA	238,000	238,000	0.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	95.8%

Northern Virginia	(7 properties)	1,683,000	1,683,000	79.7%

Total — Washington, D.C. Area	(19 properties)	4,838,000	4,833,000	88.7%

Total — Core Markets	(48 properties)	34,379,000	30,858,000	88.4%

Secondary Markets
Bank of America Plaza	Charlotte, NC	891,000	891,000	95.6%
First Citizens Plaza	Charlotte, NC	477,000	477,000	91.0%
Northstar Center	Minneapolis, MN	813,000	813,000	65.4%
Williams Center I & II	Tulsa, OK	770,000	770,000	85.8%

Total — Secondary Markets	(4 properties)	2,951,000	2,951,000	84.0%

Total — Office Properties	(52 properties)	37,330,000	33,809,000	88.0%

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Total occupancy as shown is weighted average based on owned area.

(3)	Occupancy based on total area at September 30, 2005 was 87.9%, with consolidated properties at 88.2% and unconsolidated real estate joint venture properties at 86.9%.

Mortgage Debt and Other Loans

Third Quarter 2005	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Consolidated Mortgage Debt and Other Loans	(As of September 30, 2005)
($000's)	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance
Collateralized Property Loans
At fixed rates	4.6 yrs	6.27%	$1,890,263
At variable rates	—	—	—

Total	4.6 yrs	6.27%	$1,890,263

Other Loans
At fixed rates	5.6 yrs	6.57%	$16,236
At variable rates	—	—	—

Total	5.6 yrs	6.57%	$16,236

Unsecured Credit Facility [1]	1.7 yrs	5.41%	$396,000

Total	4.1 yrs	6.12%	$2,302,499

(1)	$216 million undrawn on current availability of $612 million. Unsecured credit facility commitment totals $750 million.

Consolidated Mortgage Debt and Other Loan Maturities				(As of September 30, 2005)
($000's)
	2005	2006	2007	2008	2009	Beyond	Total

Total maturities	$4,253	426,072	474,228	418,172	15,171	964,603	$2,302,499

Average rate:	6.20%	7.05%	5.53%	6.50%	5.55%	5.85%	6.12%

(a) Interest Coverage	2.5x
(b) Fixed Charge Coverage	2.1x
(c) Debt to Total Book Capitalization	53%
Financial Ratio Definitions:
(a)	Operating income plus depreciation and amortization, divided by interest expense.

(b)	Operating income plus depreciation and amortization, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans

Third Quarter 2005

		Maturity	Current
Property/(ownership)[1]	F/V [2]	Date	Rate	Principal Balance	Term to Maturity

(As of September 30, 2005)			($000's)	(Years)
Consolidated Debt
CMBS Transaction
Class A-2	F	May-11	6.09%	51,046	5.6
Class A-3 FL	V	Mar-08	4.15%	75,821	2.5
Class A-3	F	Mar-08	6.21%	78,900	2.5
Class A-4	F	May-11	6.53%	240,600	5.6
Class B-3 FL	V	Mar-08	4.30%	13,934	2.5
Class B-3	F	Mar-08	6.36%	14,500	2.5
Class B-4	F	May-11	6.72%	47,000	5.6
Class C-3	F	Mar-08	6.52%	101,400	2.5
Class C-4	F	May-11	6.89%	45,600	5.6
Class D-3	F	Mar-08	6.94%	106,100	2.5
Class D-4	F	May-11	7.28%	40,700	5.6
Class E-3	F	Mar-08	7.25%	73,300	2.5
Class E-4	F	May-11	7.60%	32,300	5.6

	Pre-swap:		6.45%	921,201	4.0
	Post-swap[3]:		6.63%	921,201	4.0

Renaissance Tower	F	Jan-10	4.98%	92,000	4.3
Ernst & Young Plaza	F	Feb-14	5.07%	117,174	8.3
One New York Plaza	F	May-06	7.27%	229,482	0.6
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	1.8
1400 K Street, N.W.	F	May-06	7.20%	20,918	0.6
2001 M Street	F	Dec-14	5.25%	44,500	9.2
Bethesda Crescent	F	Jan-08	7.10%	31,976	2.3
Bethesda Crescent	F	Jan-08	6.70%	2,649	2.3
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,003	2.9
Two Ballston Plaza	F	Jun-08	6.91%	26,113	2.7
Sunrise Tech Park	F	Jan-06	6.75%	22,515	0.3
Bank of America Plaza (Los Angeles)	F	Sep-14	5.31%	242,000	8.9
One Alliance Center	F	Jul-13	4.78%	67,632	7.8
Unsecured Credit Facility	V4	Jun-07	5.41%	396,000	1.7
Other — Fixed	F	May-11	6.57%	16,236	5.6

Total Consolidated Debt			6.12%	2,302,499	4.1

Unconsolidated Joint Venture Mortgage Debt

Bank One Center (50%)	V	Dec-05	4.52%	53,731	0.2
Marina Towers (50%)	F	Aug-07	7.92%	14,936	1.8
The Grace Building (50%)	F	Jul-14	5.54%	190,119	8.8
1411 Broadway (50%)	F	Jul-14	5.50%	109,281	8.8
1460 Broadway (50%)	V	May-06	5.25%	12,475	0.7
Plaza of the Americas (50%)	F	Jul-11	5.12%	34,000	5.8
Waterview (25%)	V	Aug-09	5.44%	12,494	3.9

Total Unconsolidated Joint Venture Mortgage Debt			5.44%	427,036	6.8

Total Mortgage and Other Debt			6.02%	2,729,535	4.5

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$89.8 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 5.98% fixed rate.

(4)	Reflects notional allocation of $60.2 million of the floating rate unsecured credit facility debt that has been swapped from one-month LIBOR plus spread to 6.97% fixed rate.

Discontinued Operations

Third Quarter 2005
Properties Designated as Discontinued Operations

During the nine months ended September 30, 2005
Property	Location	Date Sold

Metropolitan Square	St. Louis, MO	29-Jul-05
Watergate Office Building	Washington, DC	7-Oct-05
Twinbrook Metro Plaza	Rockville, MD	18-Oct-05
Beaumeade Corporate Park	Ashburn, VA	18-Oct-05
Northstar Center	Minneapolis, MN	—

During the twelve months ended December 31, 2004
Property	Location	Date Sold

Hollywood & Highland Retail/Hotel	Los Angeles, CA	27-Feb-04
1441 Main Street	Columbia, SC	24-Jun-04
St. Louis Place	St. Louis, MO	30-Jun-04
Borden Building	Columbus, OH	30-Jul-04
Park Central I	Dallas, TX	20-Aug-04
1333 Main Street	Columbia, SC	27-Aug-04
Capital Center II & III	Sacramento, CA	22-Sep-04
3700 Bay Area Blvd	Houston, TX	28-Sep-04
Silver Spring Centre	Silver Spring, MD	30-Nov-04
Lakeside Centre	Atlanta, GA	1-Dec-04
Newmarket Business Park	Atlanta, GA	1-Dec-04
Gateway Center	Pittsburgh, PA	10-Dec-04
110 William Street	New York, NY	16-Dec-04
250 West Pratt	Baltimore, MD	17-Dec-04
Bank of America Plaza	Columbia, SC	30-Dec-04
Shoreline Square	Long Beach, CA	6-Apr-05
Williams Center I & II	Tulsa, OK	—
Statement of Operations

	Three Months Ended		Nine Months Ended
($000's)	30-Sep-05	30-Sep-04	30-Sep-05	30-Sep-04

Property revenues	$13,506	$44,361	$48,113	$152,670

Expenses
Property expenses	7,430	22,946	21,295	76,993
Depreciation and amortization	902	6,817	6,253	28,313

Total expenses	$8,332	$29,763	$27,548	$105,306

Interest expense	(1,188)	(4,217)	(5,756)	(19,484)
Interest and other income	1,088	81	1,431	3,327

Recovery (Provision) for loss on discontinued real estate	—	9,613	—	(108,988)
Gain on disposition of discontinued real estate	18,406	18,233	39,485	47,841

Net income (loss)	$23,480	$38,308	$55,725	$(29,940)

Property revenues less property expenses	$6,076	$21,415	$26,818	$75,677

2005 Acquisition / Disposition Summary

Third Quarter 2005
Acquisitions

		Total	Acquired	Gross		Mortgage	Closing
Property	Location	Area	Area	Purchase Price	Price PSF	Debt	Date

		(sq. ft.)	(sq. ft.)	($ mil.)		($ mil.)

1200 K Street, N.W.	Washington, D.C.	389,000	389,000	$190.0	$488	—	28-Apr-05
Figueroa at Wilshire	Los Angeles, CA	1,039,000	1,039,000	$356.7	$343	—	20-Jul-05

Total Acquisitions		1,428,000	1,428,000	$546.7	$383	—

Dispositions

		Total	Owned	Gross	Property	Sale	Closing
Property	Location	Area	Area	Proceeds[2]	Debt	Proceeds	Date

		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)

Shoreline Square	Long Beach, CA	383,000	383,000	$87.4	—	$87.4	6-Apr-05
Metropolitian Square	St. Louis, MO	1,041,000	1,041,000	$165.8	($81.7)	$84.1	29-Jul-05

Total Dispositions		1,424,000	1,424,000	$253.2	($81.7)	$171.5

(1)	Gross proceeds before selling costs or any other adjustments

Appendix A

Third Quarter 2005
Trizec Properties, Inc.
Financial Information
(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)